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                                                                  Exhibit 10.11

                           Executive Compensation Plan
                                 August 29, 1994

                                TABLE OF CONTENTS

                                                                          PAGE

ARTICLE I      CONCEPT AND OBJECTIVES....................................... 1
ARTICLE 11     DEFINITIONS.................................................. 3
ARTICLE III    ELIGIBILITY.................................................. 5
ARTICLE IV     INDIVIDUAL ANNUAL INCENTIVE AWARD OPPORTUNITIES.............. 6
ARTICLE V      ANNUAL INCENTIVE AWARD PAYMENTS..............................12
ARTICLE VI     MEASUREMENT OF PERFORMANCE UNITS.............................13
ARTICLE VII    PERFORMANCE UNIT GRANTS......................................14
ARTICLE VIII   PERFORMANCE UNIT AWARD PAYOUTS...............................16
ARTICLE IX     ADMINISTRATION OF THE PLAN...................................17
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                              DONNELLY CORPORATION
                           EXECUTIVE COMPENSATION PLAN

                                    ARTICLE I
                             CONCEPT AND OBJECTIVES

      SECTION 1:01 This incentive compensation Plan is intended (in combination with the organization's Stock Option Plan) to reward key executives and other designated members of management for increasing the value of the Company long ten-n and for the profitable growth of the Company on an annual basis. There are two parts of this cash-based Plan:

(a) ANNUAL INCENTIVE AWARDS. Provide annual cash payments in recognition of the profitable growth of Donnelly and reward successful controllable performance on an annual basis. Participating executives will be rewarded for performance based on financial results, measured by Earnings per Share, Business Unit BGI, and Business Unit BGI-ROA and strategy implementation.

        Cash awards will be paid following year-end based on actual results measured against performance standards established prior to the beginning of each Plan Year.

        Participation in the annual incentive part of the Plan is intended to include members of senior management and may be expanded in scope over time.

(b) LONG-TERM INCENTIVE AWARDS.. Reward executive for sustainable Company performance improvements, serve to link executive and shareholder interests, focus attention on long-term profitability and planning, and provide the primary retention mechanism among all compensation elements.

        Participating executives will be granted a specific number of Performance Units which will be converted to a cash payment at the end of a five-year Performance Period. The value of the Performance Units at the time of grant IS zero. Monetary value is accrued over the five year Performance Period based on 5 year cumulative average appreciation in share value. The ultimate size of an executive's long-term award payment depends on the number of Performance Units granted and the appreciation in share value over the Performance Period.

        Units will be granted annually and without cost to participating executives. Following the first five-year Performance Period, award payments will be made annually.

        Participation in the long-term part of the overall executive incentive program is limited to the most senior management team members.
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        SECTION 1:02 This Executive Compensation Plan is designed and adopted to achieve the following objectives:

(a) ALIGN STRATEGY WITH PAY. To encourage executives to exercise the type of judgment that supports Donnelley's strategy while actin in the spirit of Donnelley's culture and values.

(b) ENCOURAGE PROFITABLE GROWTH. To provide financial recognition to Participants for their contribution to the profitable growth of the Company.

(c) BUILD COMMITMENT. To promote commitment to Donnelley long-term by providing equitable and competitive compensation, and the potential for substantial cash awards.

(d) LINK PAY AND PERFORMANCE. To reinforce and motivate actions that will ensure Donnelley's best interests are served by linking pay to long-term value creation and performance improvement.
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                                  ARTICLE II

                                  DEFINITIONS

        SECTION 2:01 As used in this document, the following words and phrases will have the meanings specified below:

(a)    BASE SALARY means the annual rate of base pay in effect for the Plan
       Year.

(b) CAUSE means failure to satisfactorily perform assigned responsibilities, or other conduct, leading to termination of employment.

(c) COMMITTEE means the Committee (Compensation Committee of the Board of Directors) formed to oversee the administration of the Plan.

(d) COMPANY means Donnelley Corporation including all wholly owned subsidiaries of Donnelley Corporation.

(e) DISABILITY OR DISABLED means a Participant is disabled within the meaning of the Company's long-term disability plan.

(f) EARNINGS PER SHARE means the dollars of earnings generated in the Plan Year divided by the average number of shares of outstanding stock for the same period.

(g) GRANT YEAR means the first year of a 5 year Performance Period in which the number of performance units per Participant are determined for that Performance Period.

(h) PARTICIPANT means a full-time employee of the Company fulfilling the eligibility requirements defined in Article M.

(i) PERFORMANCE PERIOD means a period of 5 consecutive fiscal years, beginning on the first day of the first fiscal year and ending on the last day of the fifth fiscal year, over which performance units are measured.

(j) PERFORMANCE UNIT OR UNITS means the form in which long-term cash awards are granted to Participants. Each Performance Unit has monetary value as determined by this Plan. Performance Units do not represent any actual ownership interest in the Company.

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(k)    PLAN means the Executive Compensation Plan described in this document and any amendments to the Plan.

(1)    PLAN YEAR means the Company's fiscal year.

(m) PRETAX measures the income of the business group before adjustments for income taxes and minority interests.

(n) PRETAX-ROA measures return on assets for the business group based on the Pretax calculation divided by average assets deployed for the business group.

(o) RETIREMENT OR RETIRE means a Participant is receiving retirement benefits under the United States Social Security Act or any similar program or act, or Donnelley pension, and is not in active employment.

      SECTION 2:02 Tables contained in this Plan documentation are conceptual illustrations and not intended to specify actual or specific opportunities. Specific opportunities will be communicated on an annual basis.

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                                   ARTICLE III
                                   ELIGIBILITY

        SECTION 3:01 Those eligible to be selected for participation will consist of executives who are full-time employees of the Company who are selected by the Committee on the basis of Plan objectives described in Article 1.

        (a) Executives who are selected to be Participants in this Plan will be notified by the Committee at the beginning of each Plan Year/Performance Period.

        (b) The Committee may, from time to time, select additional executives to become Participants during a Plan Year/Performance Period from the eligible group of employees.

        (c) The Committee may select executives to participate in the annual incentive portion of this Plan only or in combination with the long-term incentive portion of this Plan.

      SECTION 3:02 Any employees of the Company who becomes eligible for participation and is selected as a Participant after the beginning of the Plan Year/Performance Period will participate on a pro rata basis.

      SECTION 3:03 A Participant will cease to be eligible for participation in the Plan due to voluntary or involuntary termination of full-time employment, death, Disability or Retirement.

      SECTION 3:04 If a Participant dies, retires, becomes disabled, or is granted a leave of absence during the Plan Year/Performance Period, the Committee, at its discretion, may award partial incentive on a pro-rata basis.

      SECTION 3:05 In no case, will any award be paid under the Plan to any Participant who is terminated at any time for Cause including cases in which termination occurs after the end of the Plan Year/Performance Period, but before incentive awards are paid.

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                                   ARTICLE IV
                 INDIVIDUAL ANNUAL INCENTIVE AWARD OPPORTUNITIES

        SECTION 4:01 Annual incentive award opportunities will be determined by the Committee in consideration of the following:

        (a)    The degree to which a Participant may impact Company performance.

        (b) The magnitude of award opportunity that will affordably allow Donnelley to reward Participants competitively when expected results are achieved.

        SECTION 4:02 A range of annual incentive opportunity will be provided to:

        (a)    Reward controllable achievements above expected levels.

        (b) Encourage and recognize efforts that are above minimum acceptable levels of performance.


                                     TABLE I
                      RANGE OF ANNUAL INCENTIVE OPPORTUNITY

Table I shows the correlation between award size and performance results. An example of threshold for Corporate performance achievement might be in the neighborhood of 80% of planned results and an appropriate Maximum limit for Corporate performance achievement might be in the 140% range.

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 1)

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        SECTION 4:03 Payment of annual incentive awards to Participants will be contingent on performance measured in two broad categories. Financial performance will be measured by Earnings Per Share for the organization and by Pretax and Pretax-ROA for business units. Strategic/Operational performance will be measured on accomplishment against pre-established goals.

                                     TABLE 2
                         FINANCIAL MEASURES CALCULATION

Table 2 illustrates the method to be used for Earnings per Share calculation, Pretax income calculation for each business unit, and Pretax-ROA calculation for each business unit.

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 2)

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                                     TABLE 3
                   ILLUSTRATION OF STRATEGIC/OPERATIONAL GOALS

Table 3 illustrate an example of what a strategic/operational imperative may be for a business unit head and how accomplishment of that imperative may be measured.

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 3)

      STRATEGIC/OPERATIONAL Performance will be measured against milestones established in context of long-term strategy implementation. Strategic milestones will be determined prior to the beginning of each Plan Year.

        SECTION 4:04 The amount of the emphasis placed on achieving results in each performance category can vary by Participant and will be determined by the Committee in consideration of the following and as shown for illustrative purposes only in Table 4:

      (a)      The Participant's responsibilities.

      (b) Areas of performance where results can have the most significant contribution.


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                                     TABLE 4
                ILLUSTRATION OF WEIGHTING OF AWARD OPPORTUNITIES

Table 4 illustrates that I 00% of the CEO's performance weighting will be based on Corporate Financial performance. It also shows that Business Unit Heads will typically have three components of performance categories, and that Corporate Staff will typically have two components of performance categories with a range possible (e.g.- A-13%) in each.

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 4)

        SECTION 4:05 For each financial performance measure, awards will be paid based on performance results achieved relative to predetermined, expected levels. Minimum acceptable and maximum controllable achievement will also be specified by the Committee prior to the beginning of the Plan Year. No awards will be paid for performance that falls below minimum acceptable levels (Threshold) and no additional incentive payments will be made for performance that exceed maximum controllable levels. Awards for performance between specified levels will be interpolated.

        SECTION 4:06 Prior to the beginning of each Plan Year the Committee will decide and communicate expected levels of financial performance for which Awards will be Paid, as well as minimum acceptable and maximum controllable financial performance.

        Specified threshold, expected and maximum levels of financial performance may vary by business group or for the Company at the discretion of the Committee in consideration of the following:

(a)     The sensitivity of financial results to Participant performance.

(b)     The level of effort required to attain desired results.

(c)     The Company's pay philosophy and compensations principles.

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                                     TABLE 5
              ILLUSTRATION OF RANGE OF ANNUAL INCENTIVE OPPORTUNITY

Table 5 provides an illustration of potential award size versus level of performance achievement. The numbers is this table provide an example of what might be expected for a business unit head. The potential also exist to establish awards that are flat dollar amounts instead of awards that represent a percent of base salary.

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 5)

        SECTION 4:07 The award portion based on strategy implementation will be discretionary based on an evaluation of achievement of one to three predetermined strategic milestones. The emphasis will be placed on whether or not all of the milestones were attained during the Plan Year rather than on degrees of fulfillment.

        SECTION 4:08 When position and/or responsibility changes occur within the year, awards will be paid on a pro rata basis based on the discretion of the Committee.

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        SECTION 4:09 While the Committee has overall accountability for administering this Plan, the process for setting expectations, evaluating and communicating results is participatory as designated below:

                                     TABLE 6

                 PARTICIPATORY PROCESS FOR SETTING EXPECTATIONS
                    AND EVALUATING AND COMMUNICATING RESULTS

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 6)

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                                    ARTICLE V
                         ANNUAL INCENTIVE AWARD PAYMENTS

        SECTION 5:01 Annual incentive awards will be paid in cash to Participants as soon as possible following finalization of audited financials for the Plan Year.

        SECTION 5:02 Payments of awards will be reduced by the amount paid out in other bonuses paid to the Participant for the Plan year.

        SECTION 5:03 Payment of awards is contingent upon the company's ability to pay.

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                                   ARTICLE VI
                        MEASUREMENT OF PERFORMANCE UNITS

        SECTION 6:01 Performance units will be valued based on a 5 year cumulative average appreciation in share value. Yearly appreciation will be calculated using the average of the average of the first 3 0 days and the average of the last 3 0 days of the year stock price.

        SECTION 6:02 The Committee will determine the value of a Participant's Performance Unit as soon as possible after the close of the 5 year Performance Period.

        SECTION 6:03 There is no cap on the maximum value of Performance Units under this Plan.

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                                   ARTICLE VII

                             PERFORMANCE UNIT GRANTS

        SECTION 7:01 There are an aggregate number of 100,000 Performance Units available for allocation each year from which grants can be made.

        SECTION 7:02 Units will be granted at the beginning of each Plan Year resulting in overlapping Performance Periods.

                                     TABLE 7
                    OVERLAPPING FIVE YEAR PERFORMANCE PERIODS

This table illustrates the concept of granting Performance Units at the beginning of each Plan Year with a five-year Performance Period for those grants resulting in a potential payout at the end of the five-year Performance Period. Table 7 also illustrates the concept of overlapping Performance Periods.

(TABLES CONTAINED IN THIS REPORT ARE CONCEPTUAL ILLUSTRATIONS ONLY AND NOT INTENDED TO SPECIFY ACTUAL OR SPECIFIC OPPORTUNITIES.)

                                    (Table 7)

        SECTION 7:03 All Participants will not necessarily receive a grant of Units each year, and the number of Units granted to the same Participant may vary from year to year. Not all available units will necessarily be granted in any given year.

        SECTION 7:04 The number of Units granted to a Participant will remain in effect for the duration of the Performance Period unless the Units are forfeited as described in Article II or the Participant is transferred as described in
Section 7:07.

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        SECTION 7:05 The value of Units at the time of grant is zero. Units will appreciate in value over the Performance Period based on an amount equal to the appreciation in share price. The Units do not represent and equity interest in the Company.

        SECTION 7:06 The specific number of Units to be granted to each eligible Participant will be decided by the Committee. The number of Units granted will be determined in consideration of the following:

        (a) The Participant's current and anticipated ability to contribute to the long-term success of the organization through actions and decisions.

        (b) The number of Units required to provide long-term compensation opportunities, in conjunction with Stock Options, which support Donnelley's pay philosophy and that will help retain high-performance Participants who fulfill strategic plans.

       SECTION 7:07 Units granted to Participants who are transferred from one position to another during a Performance Period will be handled as follows:

        (a) Units already granted from the Performance Period will continue to appreciate in value to the remainder of the Performance Period.

        (b) Any adjustments due to position/responsibility changes will be made at the discretion of the Committee in future Grant Years.

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                                  ARTICLE VIII
                         PERFORMANCE UNIT AWARD PAYOUTS

        SECTION 8:01 Cash award payments will be made at the end of the 5 year Performance Period as soon as possible after the award amount can be calculated and audited following the close of the Performance Period.

        SECTION 8:02 Payment of awards is contingent upon the Company's ability to pay.

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                                   ARTICLE IX
                           ADMINISTRATION OF THE PLAN

        SECTION 9:01 This Plan is effective July 1, 1994.

        SECTION 9:02 The Plan will be administered by the Committee which will have full responsibility and authority to interpret and administer the Plan. The Committee will have the following duties and responsibilities in relation to the administration of the Plan.

        (a) To resolve all questions arising in the administration, interpretation and application of the Plan, including questions of eligibility and the status and rights of Participants.

        (b)    To decide any dispute arising in the administration of the Plan.

        (c) To correct defects, supply omissions, and reconcile inconsistencies to the extent necessary to act on the Plan.

        (d) To authorize all payments that will be made pursuant to the provisions of this Plan.

        (e) To have all such other powers as may be necessary to discharge its duties herein.

        SECTION 9:03 The Committee may at any time amend, modify, or terminate the Plan. Written notice of any amendments will be given to each Participant.

        SECTION 9:04 All costs and expenses involved in the administration of this Plan will be borne by the Company.

        SECTION 9:05 The Company will deduct from all payments under this Plan any federal, state and/or local taxes required by law.

        SECTION 9:06 Any payments due upon a Participant's death will be paid to the beneficiary by her/him in writing and filed with the Committee. In the absence of such a designation, payment will be made to the person(s) entitled by will or the laws of descent and distribution. Acceptable proof of the entitlement to payment must be provided by the beneficiary to the Committee.

        SECTION 9:07 Nothing contained in the Plan shall be construed as a contract of employment between the Company and a Participant, or as a right of a Participant to continue in the employment of the Company or as a limitation of the right of the Company to discharge a Participant, with or without Cause.

        SECTION 9:08 All determinations by the Committee will be final and binding upon Participants and are not subject to appeal.

        SECTION 9:09 In the event of a change in control in the beneficial interest of both vote and value of the Company, this Plan will remain in effect unchanged.

        SECTION 9:10 None of the opportunities, payments, or Units under this Plan will be transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act of 1974 and the rules thereunder.